ETF OPPORTUNITIES TRUST

TUTTLE CAPITAL CONCENTRATED MEMORY STACK ETF (HBMX)
TUTTLE CAPITAL MEMORY STACK INCOME BLAST ETF (DRMP)
(the “Funds”)

Listed on Cboe BZX Exchange, Inc.

Supplement dated June 9, 2026
to the Prospectus dated May 29, 2026 as supplemented from time to time

Please retain this Supplement with your Prospectus for future reference.
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DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Effective immediately, delete the second paragraph of the section and replace with the following:

Ordinarily, the Tuttle Capital Concentrated Memory Stack ETF will distribute any net investment income and any net realized capital gains annually, and the Tuttle Capital Memory Stack Income Blast ETF will distribute any net investment income weekly and any net realized capital gains annually. The Funds may also pay a special distribution at the end of a calendar year to comply with U.S. federal income tax requirements.

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If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-833-759-6110.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 1-833-759-6110.